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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)
                                           December 22, 1998 (December 18, 1998)
                                           -------------------------------------


                      Alliance Bancorp of New England, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                      001-13405                  06-1495617
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(State of Other Jurisdiction        (Commission File             IRS Employer
     of Incorporation)                  Number)               Identification No.


    348 Hartford Turnpike, Vernon, CT                                06066
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code      (860) 875-2500
                                                  ------------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On December 18, 1998, the Board of Directors of Alliance Bancorp of New England, Inc. ("Alliance") approved the appointments of Reginald U. Martin and Mark L. Summers to the Board of Directors. Mr. Martin and Mr. Summers will fill the unexpired terms of Thomas S. Moore and Lawrence J. Becker, who will retire from the Board of Directors on December 31, 1998. A copy of the press release announcing the appointments of the new directors is attached hereto as Exhibit 99(i).


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable

         (b)      Pro Forma Financial Information
                  Not applicable

         (c)      Exhibits

                  (99)(i) Press release dated December 21, 1998.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                     ALLIANCE BANCORP OF
                                                        NEW ENGLAND, INC.
                                                     Registrant



Date:  December 22, 1998       By: /s/ David H. Gonci
                                   ---------------------------------------------
                                   David H. Gonci
                                   Senior Vice President/Chief Financial Officer